Exhibit 10.69

                           Fleet Capital Corporation
                           200 Glastonbury Boulevard
                             Glastonbury, CT 06033

                                                    February 12, 2003

Willey Brothers, Inc.
10 Main Street
Rochester, NH 03839

BrandPartners Group, Inc.
777 Third Avenue, 30th Floor
New York, NY 10017

      RE:   Fifth Amendment
            ---------------

Dear Sirs;

      Reference is made to that certain Fifth Amendment dated as of December 20, 2002 (the "Fifth Amendment"), by and among Willey Brothers, Inc. ("Borrower") and BrandPartners Group, Inc. ("Guarantor") (Borrower and Guarantors are at times referred to herein as "Obligors") and Fleet Capital Corporation ("Lender"). Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Fifth Amendment.

      In connection with and pursuant to Section 5 of the Fifth Amendment, the Borrower acknowledges and agrees that it remains liable to the Lender on account of a fully earned Amendment Fee in the amount of Five Hundred Eighty Thousand Dollars ($580,000) payable to Lender by Borrower upon the early of the Termination Date or in installments of (i) Four Hundred Five Thousand Dollars ($405,000) on February 7, 2003 and (ii) One Hundred Seventy Five Thousand Dollars ($175,000) on March 28, 2003. The Obligors have represented to Lender that they have received a commitment letter from Chittenden Bank which Obligors and Chittenden Bank are in the process of negotiating and finalizing. Obligors further represent and warrant that, pursuant to such commitment letter, the Obligors shall obtain loans and other credit accommodations sufficient to refinance or restructure all of the Borrower's Obligations to Lender in form and substance acceptable to Lender in its sole discretion.

      As a result of the foregoing the Obligor has requested that Borrower may defer payment of the February 7, 2003 payment of the Amendment Fee. The Lender is willing to extend the February 7, 2003 payment of the Amendment Fee, but only in accordance with terms and conditions of this letter agreement. Notwithstanding anything to the contrary contained in Section 5 of the Fifth Amendment, the Borrower shall pay to Lender the Amendment Fee (in the amount of $580,000) upon the earlier of (a) the Termination Date or (b) March 28, 2003. Except as modified herein, the Fifth Amendment shall remain in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                              Signature page to Letter Agreement

      This letter agreement is a document executed under seal and shall be governed by New York law.

                                                    FLEET CAPITAL CORPORATION

                                                    By: /s/ Walter Schuppe
                                                        ------------------------
                                                    Name:  Walter Schuppe
                                                    Title: Senior Vice President

Acknowledged and Agreed to:

WILLEY BROTHERS, INC.

By: /s/ Linda Henry
    ------------------------
Name:  Linda Henry
Title: CEO

BRANDPARTNERS GROUP, INC.

By: /s/ E. J. Stolarski
    ------------------------
Name:  E. J. Stolarski
Title: CEO